EXHIBIT 10.9

EQUIPMENT LEASE AGREEMENT SCHEDULE A: RENTAL PAYMENTS
Schedule A is made a part of the Equipment Lease Agreement dated August 30, 2010 between PACCAR Financial Corp. (“Lessor”) and Francis Drilling Fluids, Ltd. (“Lessee”).

COMMENCEMENT DATE:	TERM OF LEASE (NO. OF MONTHS):	LOCATION OF THE EQUIPMENT:
September 15, 2010	60	240 Jasmine Road Crowley, LA 70526

STATE OF JURISDICTION:	STATE TITLING EQUIPMENT:	BASE PLATE REGISTRATION (STATE, COUNTY, CITY):
Louisiana	Louisiana	Louisiana, Acadia, Crowley

DESCRIPTION OF EQUIPMENT
			VEHICLE IDENTIFICATION	*TAXABLE	SCHEDULE A	MONTHLY
YEAR	MAKE	MODEL	NUMBER	GROSS WEIGHT	VALUE	RENTAL PMT
2011	Peterbilt	388	1XPWDU9X8BD126476	80000	$109,856.00	$1,733.23
2011	Peterbilt	388	1XPWDU9XXBD126477	80000	109,856.00	1,733.23
2011	Peterbilt	388	1XPWDU9X1BD126478	80000	109,856.00	1,733.23
2011	Peterbilt	388	1XPWDU9X3BD126479	80000	109,856.00	1,733.23
2011	Peterbilt	388	1XPWDU9XXBD126480	80000	109,856.00	1,733.23

*	The reported taxable gross weight must be no more than the highest gross weight declared for any purpose including registering a vehicle in a state.

MONTHLY RENTALS
1. Schedule A Value (Total Equipment Cost)		$549,280.00
2. Adjustments		0.00
3. Adjusted Schedule A Value		549,280.00
4. Base Monthly Value		8,666.15
5. Tax Additions
State Louisiana	4.0000%	346.65
County Acadia	4.2500%	368.31
City Crowley	0.0000%	0.00
ICC#	(If exempt from state & local taxes)
6. Total Monthly Rentals		$9,381.11

AMOUNT DUE AT DELIVERY
1. Advance Rentals 1 @ $9,381.11	$9,381.11
2. Security Deposit (refundable)	0.00
3. Interim Rent (Extra Days)	0.00
4. License, Title, UCC & Registration	0.00
5. Other n/a	0.00
6. Document Preparation Fee	0.00
7. Total Amount Due at Delivery	$9,381.11
Advance rental payment and interim rent are due at delivery, thereafter monthly rental payments are due on the same day of each month beginning October 15, 2010.

LESSOR: PACCAR Financial Corp.			LESSEE: Francis Drilling Fluids, Ltd.
BY:			BY:	/s/ Michael Francis

Michael Francis
	TITLE:			TITLE:	President
	DATE	September 15, 2010		DATE	September 15, 2010
CAT. NO. 4053 LDM

TERMINAL RENTAL ADJUSTMENT CLAUSE
This Terminal Rental Adjustment Clause (“TRAC”) Supplement is made a part of the Equipment Lease Agreement (“Agreement”) dated August 30, 2010 between PACCAR Financial Corp. (“Lessor”) and Francis Drilling Fluids, Ltd. (“Lessee”) and the provisions hereof shall have the same force and effect as though they had been expressly set forth in the Agreement.

DESCRIPTION OF EQUIPMENT
YEAR	MAKE	MODEL	VEHICLE IDENTIFICATION NUMBER	TRAC VALUE
2011	Peterbilt	388	1XPWDU9X8BD126476	$21,971.20
2011	Peterbilt	388	1XPWDU9XXBD126477	21,971.20
2011	Peterbilt	388	1XPWDU9X1BD126478	21,971.20
2011	Peterbilt	388	1XPWDU9X3BD126479	21,971.20
2011	Peterbilt	388	1XPWDU9XXBD126480	21,971.20
By executing this TRAC Supplement, Lessee elects and agrees that there shall be an adjustment of the rental price to be paid under the Agreement for the Equipment identified above. The rental adjustment shall be determined by reference to the net proceeds (as defined in Section 26 of the Agreement) realized by the Lessor upon the sale or other disposition of such Equipment.
As to each item of Equipment identified above, if the net proceeds received by Lessor from the sale or other disposition after expiration of the Term (including the net proceeds from any sale under section 19 of the Agreement but excluding any payments recovered on account of Lessee’s Holdover Liability defined in Section 18 of the Agreement) are less than the TRAC Value for such Equipment as stated above, the Lessee shall be liable for and shall immediately pay to Lessor the amount of such deficiency as additional rental hereunder. If the net proceeds are in excess of the TRAC Value, then 100.00000 percent of such excess shall be returned to Lessee as a reduction in the rental payments for such Equipment the TRAC Value shall not be reduced by any Holdover Liability (as defined in Section 18 of the Agreement). However. Lessor is entitled to retain all or any portion of such amount to satisfy any of Lessee’s obligation under the Agreement, including any Holdover Liability.

LESSOR: PACCAR Financial Corp.			LESSEE: Francis Drilling Fluids, Ltd.

By:		By:	/s/ Michael Francis
Michael Francis
	TITLE:		TITLE: President
	DATE: September 15, 2010		DATE: September 15, 2010
REQUIRED STATEMENT BY LESSEE:
Lessee hereby certifies, under penalty of perjury, that
(i)	Lessee intends that more than 50% of the use of the Equipment subject to this Modified TRAC Supplement is to be used in a trade or business of the Lessee, and

(ii)	Lessee has been advised, and Lessee understands and agrees that Lessee will not be treated as the owner of the Equipment identified above for Federal Income Tax purposes.
LESSEE: Francis Drilling Fluids, Ltd.

BY:	/s/ Michael Francis
CAT. NO. 4420 LDM Revision 3/22/07

REQUEST FOR LEASE INSURANCE CERTIFICATION

TO: INSURANCE COMPANY OR AGENT			FROM: LESSEE
NAME:	Louisiana Companies		NAME:	Francis Drilling Fluids, Ltd.
ADDRESS:	2201 West Congress Blvd.		ADDRESS:	240 Jasmine Road
CITY, STATE, ZIP:	Lafayette, LA 70506		CITY, STATE, ZIP:	Crowley, LA 70526
AGENT:	Annette Latiolais	PHONE NUMBER: 337-233-3932
COVERAGE CERTIFICATION REQUESTED

☒ LIABILITY*	☒ PHYSICAL DAMAGE	☐ POLLUTION LIABILITY *

$1,000,000 minimum combined single limits per occurrence.	$5,000 maximum deductible, comprehensive (or C.A.C.) and collision.	$ minimum for transportation of hazardous materials.

EXCEPTION:	EXCEPTION: 7,500	EXCEPTION:

*	The insurance must be underwritten by an insurance company currently rated “A-” or better by A.M. Best & Co. Territory limitation, commodity restrictions, or driver exclusions to the policy are not allowed.
Please be advised that the equipment described below will require insurance coverage under the Equipment Lease Agreement dated August 30, 2010 through PACCAR Financial Corp. (Lessor).

				vehicle
				indentification
commencement date	year	make	model	number	term (years)
9/15/2010	2011	Peterbilt	388	1XPWDU9X8BD126476	5.00
9/15/2010	2011	Peterbilt	388	1XPWDU9XXBD126477	5.00
9/15/2010	2011	Peterbilt	388	1XPWDU9X1BD126478	5.00
9/15/2010	2011	Peterbilt	388	1XPWDU9X3BD126479	5.00
9/15/2010	2011	Peterbilt	388	1XPWDU9XXBD126480	5.00
Preliminary verification of insurance was received on September 15, 2010 via FAX.
We have agreed that PACCAR Financial Corp. as Lessor and owner of the above equipment, shall be an Additional Insured and Loss Payee on our policy or policies under which such equipment is to be insured and that insurance certificates will be provided. We have further agreed that you shall give 30 days prior written notice to PACCAR Financial Corp. for any changes or cancellations of such insurance. The policy shall provide that Lessor’s interest shall not be invalidated by any acts, omissions, or neglect of anyone other than Lessor.
Please accept this as authorization for your compliance in forwarding the necessary documents as promptly as possible to PACCAR Financial Corp. at the address indicated below.

	PACCAR Financial Corp.	BY:	/s/ Michael Francis

Michael Francis
ADDRESS:	P.O. Box 2374		TITLE: President
CITY, STATE, ZIP:	Denton, TX 76202		DATE: September 15, 2010
FAX:	(425) 468-8561
CAT. NO. 4055a LDM 7/2008

LEASE CROSS-DEFAULT AND CROSS COLLATERAL AGREEMENT
TO: PACCAR Financial Corp.
You have made one or more loans and/or leases to us (herein designated “Accounts”) for the purpose of our buying, or refinancing already purchased, equipment and/or inventory (herein designated “Collateral”). The Accounts create security interests in the Collateral.
In order to induce you to extend our time of payment on one or more Accounts and/or to make additional loans to us and/or to lease Collateral to us and/or to purchase additional Accounts, and in consideration of you so doing, and for other good and valuable consideration, the receipt and sufficiency of which we hereby acknowledge, we agree as follows:
(1)	All presently existing and hereafter acquired Collateral (the description of which is incorporated herein by reference) in which you have or shall have a security interest shall secure the payment and performance of all of our liabilities and obligations to you of every kind and character, whether joint or several, direct or indirect, absolute or contingent, due or to become due, and whether under presently existing or hereafter created Accounts or agreements or otherwise (herein individually and collectively designated “Obligations”).

(2)	We further agree that your security interest in the Collateral covered by any Account now held or hereafter acquired by you shall not be terminated in whole or part until and unless all of our Obligations to you are fully paid and satisfied and the terms of every Account now owned or hereafter acquired by you have been fully performed by us. It is further agreed that you are to retain your security interest in all Collateral covered by all Accounts now owned or hereafter acquired by you, as security for payment and performance under every Account, notwithstanding the fact that one or more of such Accounts have been or may become fully paid.

(3)	A default under any Account or other agreement between us shall be deemed to be a default under all other Accounts and agreements.

(4)	Upon our default, any and all Accounts and agreements shall, at your option, become immediately due and payable without notice or demand to us or any other party obligated thereon, and you shall have and may exercise any and all rights and remedies of a secured party under the Uniform Commercial Code as enacted in the applicable jurisdiction(s) and as otherwise granted or accorded to you under any Account, other agreement, rule of law, judicial decision or statute. We hereby waive, to the maximum extent permitted by law, notices of default, notices of repossession and sale or other disposition of collateral, and all other notices, and in the event any such notice cannot be waived, we agree that if such notice is mailed to us postage prepaid at the address shown below at least ten (10) days prior to the exercise by you of any of your rights or remedies, such notice shall be deemed to be reasonable and shall fully satisfy any requirement for giving notice.

(5)	All rights and remedies granted to you hereunder shall be cumulative and not alternative, shall be in addition to, and shall in no manner impair or affect, your rights and remedies under any existing Account, agreement, statute, judicial decision or rule of law.
This instrument is intended to create cross-default and cross-security between and among all Accounts now owned or hereafter acquired by you.
This agreement may not be varied or altered nor its provisions waived except by our duly executed written agreement. This agreement shall inure to the benefit of your successors and assigns and shall be binding upon our heirs, administrators, executors, legal representatives, successors and assigns.
IN WITNESS WHEREOF, we have executed this Agreement this fifteenth day of September, 2010.

LESSEE:	Francis Drilling Fluids, Ltd.
ADDRESS:	240 Jasmine Road
CITY. STATE ZIP:	Crowley, LA 70526

BY:	/s/ Michael Francis
NAME: Michael Francis
TITLE: President

CAT. NO. 7976 LDM

CASUALTY AND TERMINATION SCHEDULE
This Casualty and Termination Schedule is made a part of the Equipment Lease Agreement dated August 30, 2010 between PACCAR Financial Corp. (“Lessor”) and Francis Drilling Fluids, Ltd. (“Lessee”). Termination values assume that all rental payments, fees, and other payments due under the agreement are paid. The table below reflects the percentage of original cost for casualty or termination at each rental month.

Period	Date	Percentage
1	10/15/10	100.20
2	11/15/10	99.34
3	12/15/10	98.47
4	1/15/11	97.54
5	2/15/11	96.60
6	3/15/11	95.64
7	4/15/11	94.67
8	5/15/11	93.66
9	6/15/11	92.64
10	7/15/11	91.58
11	8/15/11	90.51
12	9/15/11	89.42
13	10/15/11	88.30
14	11/15/11	87.17
15	12/15/11	86.02
16	1/15/12	84.83
17	2/15/12	83.63
18	3/15/12	82.41
19	4/15/12	81.18
20	5/15/12	79.94
21	6/15/12	78.68
22	7/15/12	77.41
23	8/15/12	76.13
24	9/15/12	74.83
25	10/15/12	73.53
26	11/15/12	72.20
27	12/15/12	70.86
28	1/15/13	69.52
29	2/15/13	68.15
30	3/15/13	66.77
31	4/15/13	65.37
32	5/15/13	63.97
33	6/15/13	62.55
34	7/15/13	61.13
35	8/15/13	59.69
36	9/15/13	58.24
37	10/15/13	56.78
38	11/15/13	55.30
39	12/15/13	53.81
40	1/15/14	52.31
41	2/15/14	50.80
42	3/15/14	49.27
43	4/15/14	47.72
44	5/15/14	46.17
45	6/15/14	44.61
46	7/15/14	43.05
47	8/15/14	41.47
48	9/15/14	39.87
49	10/15/14	38.28
50	11/15/14	36.67
51	12/15/14	35.04
52	1/15/15	33.41
53	2/15/15	31.76
54	3/15/15	30.10
55	4/15/15	28.43
56	5/15/15	26.76
57	6/15/15	25.08
58	7/15/15	23.41
59	8/15/15	21.71
60	9/15/15	20.00

LESSOR: PACCAR Financial Corp.			LESSEE: Francis Drilling Fluids, Ltd.
BY:			BY:	/s/ Michael Francis

	TITLE:			Michael Francis TITLE:	President
	DATE:	September 15, 2010		DATE:	September 15, 2010
CAT. NO. 4144 LDM

EQUIPMENT ACCEPTANCE ACKNOWLEDGMENT
Regarding the Equipment Lease Agreement dated August 30, 2010 between PACCAR Financial Corp. (“Lessor”) and Francis Drilling Fluids, Ltd. (“Lessee”) the undersigned Lessee hereby acknowledges that:
1.	The Equipment leased under the above Equipment Lease Agreement and the Schedule A dated September 15, 2010
(a)	has been delivered to and, as of this date, is unconditionally accepted by the Lessee;

(b)	is in good condition (operating and otherwise) and repair;

(c)	is in full compliance with the terms of said Agreement;

(d)	is marked to show Lessor’s interest in the manner requested by the Lessor.
2.	Unless otherwise specified on any Schedule(s) the Commencement Date under any Schedule(s) is, and the obligation of the Lessee to pay rental with respect to said Equipment commences on, the date of this Acknowledgment.

3.	In the event that the Lessee shall at any time hereafter have any problems with said Equipment, it will look solely to the manufacturer for satisfaction and will nevertheless continue to pay rentals to Lessor free of any setoff, counterclaim or defense.
Lessee further certifies that (i) no event has occurred and is continuing which constitutes a default by Lessee under the Agreement, (ii) no event has occurred and is continuing which, with the giving of notice, passage of time, or both would constitute such a default by Lessee under the Agreement, and (iii) that there has not occurred any material adverse change in the financial or business condition of Lessee or any guarantor of lessee’s obligation to Lessor since the date of the last financial statements submitted to Lessor by Lessee or any such guarantor and (iv) no representation or warranties other than those appearing in the Agreement have been made to Lessee.
Accepted as of this fifteenth day of September, 2010.

LESSEE: Francis Drilling Fluids, Ltd.
BY:	/s/ Michael Francis
Michael Francis
TITLE: President

CAT. NO. 4121 LDM